Exhibit 99.01

AllianceBernstein.com

Peter S. Kraus
Chairman & Chief Executive Officer

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

Seth J. Masters
Chief Investment Officer - Asset Allocation

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

Bernstein.com

Bernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

Customized Retirement Strategies: Default Option Built to Last
Operational platform
that seamlessly
supports customization
and evolving needs
Dedicated custom target-date
specialists - responsible for
implementation and all daily activities
Glide path, fund
management and retirement
income solutions tailored to
plan and participant needs
Defined
Contribution

AllianceBernstein.com
Steady Growth in the US and UK DC Space

Steady Growth in CRS
Penetrating the US and UK DC Space
$B
■ Total Defined Contribution AUM of $26B
■ US DC:
 ■ Long-standing blue chip clients in the
 pharmaceutical, technology and consumer
 sectors
 ■ Introduced first-ever, multi-insurer backed
 Lifetime Income Strategy for UTC employees
 as the investment default in their DC plan in
 June 2012
■ UK DC:
 ■ Three new mandates awarded since 2011 that
 total $750M+
 ■ Investment award for UK DC team in 2012
 Pension and Investment Provider Awards
+343%
Defined
Contribution

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

AllianceBernstein.com

Q & A

November 13, 2012

AllianceBernstein Asset Allocation: Critical to Our Long-Term Growth

Bank of America Merrill Lynch 2012 Banking and Financial Services Conference

Peter S. Kraus
Chairman & Chief Executive Officer

Seth J. Masters
Chief Investment Officer – Asset Allocation

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our belief that our real estate consolidation plan will be effective in meaningfully improving our cost structure and in positioning our firm for a stronger future.*** Any charges we record during the second half of 2012 and our estimates of reduced occupancy costs in future years are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record an additional charge and/or our estimated occupancy cost reduction may be less than we currently project.

- ***Our belief that, while the outlook for both the Eurozone and the post-election US economy remains uncertain, it's increasingly clear that the long-term strategy we are executing is positioning AllianceBernstein for a stronger future:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***Our belief that we are pursuing the right initiatives to build our presence in areas that represent the most long-term promise and allow us to better anticipate and meet our clients' evolving needs.*** However, political, market or industry conditions could change and, as a result, affect demand for the products and services we are developing in these areas. This could significantly hinder our ability to pursue these initiatives.

State of the Firm: 2008

- Steep performance decline and severe asset losses in Institutional Large Cap Equities
- Decline exacerbated by overconcentration in two strategies: Global Value and Global Growth
- Languishing Retail business suffering from years of dis-investment
- Lack of product innovation across our channels
- Not fully leveraging the strength of our Fixed Income platform
- Bloated headcount, real estate footprint and cost structure
- In the throes of the worst financial crisis since the Great Depression

Our Long-Term Growth Strategy

Improve investment performance and deliver for clients

Diversify our business across channels, investment services and geographies

Develop innovative new products and services to meet clients' evolving needs

Achieve greater operating leverage and better financial results

Four Years of Successful Execution: A Snapshot

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Ongoing outperformance and global recognition in Fixed Income
	  ■ 89% of assets in services outperforming for 3-yr period through September 2012
	  ■ 2012 Retail and Institutional performance awards in U.S., Europe and Asia
	■ Evolving the Equities platform paying off in improved investment performance
	  ■ New Stability Equities services have outperformed for clients in more volatile markets
	  ■ Better returns from U.S., Intl and Emerging Markets Growth following platform changes

Diversify our business across channels, investment services and geographies	■ Double- and triple-digit asset growth in Fixed Income, Equities beyond Large-Cap, Asset Allocation services and Alternatives ■ Fees realized have replaced 75% of fees lost from reduced Large-Cap Equities base ■ Reinvigorated Retail – major player in Asia Fixed Income and growing European business ■ Leading sell-side business has gained share, added talent and successfully expanded globally
Develop innovative new products and services to meet clients' evolving needs	■ Launched 130 new products since '09 that have together raised $50 billion in new assets ■ Early success with new Select Equities, Inflation Sensitive and Risk Completion services ■ Series of successful enhancements to Private Client offering – DAA, Strategic Equities, RIC ■ Growing presence and recognition as thought leader in US and UK Defined Contribution

Achieve greater operating leverage and better financial results	■ Successfully executing global real estate consolidation plan to meaningfully reduce cost base
	  ■ Phase I: $125M in charges and $29M in expense savings from 2010-12
	  ■ Phase II: $225M - $250M in charges and $38M - $43M in expense savings by end-2013
	■ Accelerated legacy deferred-comp expense in 2011 to better align comp and revenues
	■ Focused on margin expansion – 20% adjusted 3Q12 operating margin highest since early 2011

AllianceBernstein Today: The Evolution of Our Business

Assets Under Management*
($ in Billions)

Dec 08: $221B
49% of Firm Total



Fixed Income
$157
Equities ex-Large Cap**
$40
$19
Asset Allocation
$5 Alternatives
Large Cap Equities: $228B

61% Growth

Sept 12: $356B
85% of Firm Total



Fixed Income
$236
Equities ex-Large Cap**
$60
$49
Asset Allocation
$11 Alternatives
Large Cap Equities: $63B

Annualized Fee Base
($ in Millions)

Dec 08: $703M
36% of Firm Total



Fixed Income
$411
Equities ex-Large Cap**
$163
$97
Asset Allocation
$32 Alternatives
Large Cap Equities: $1.2B

75% Growth

Sept 12: $1.23B
71% of Firm Total



Fixed Income
$812
Equities ex-Large Cap**
$200
$188
Asset Allocation
$29 Alternatives
Large Cap Equities: $495M

*Asset category AUM totals differ from reported numbers due to business-related reclassifications.
**Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

Unique Success with Asset Allocation Strategies

Greatest AUM % Growth of Our Targeted Product Areas

% Growth, 4Q08 – 3Q12


159
122
51
47
Asset Allocation
Alternatives
Fixed Income
Equities ex-Large Cap*

Growth in AUM and Revenues


AUM Growth
$19B
$49B
+159%
4Q08
3Q12
AFB** Growth
$97M
$188M
+93%
4Q08
3Q12

*Includes SmallMid/SMID Cap, Emerging Markets, Thematic, REITS and Index
**Annualized Fee Base

Investors Seek Solutions to Their Primary Financial Concerns

Investors

Individuals Meeting financial goals	**Defined Benefit Pension Plans** Asset-liability matching
Defined Contribution Plans Proper target-date allocation	**Endowments and Foundations** Determining spending policy
Insurance Companies Matching liabilities	**Sovereign Wealth Funds** Devising a safety net

Common Concerns

How does our policy today affect likely long-term outcomes?

How should we reposition the portfolio as market conditions change?

AllianceBernstein Asset Allocation Services Line-Up

	Private Client	Dynamic Asset Allocation	Defined Contribution	Inflation / Real Assets	Index
Value Add:	■ Integrated Management ■ Tax Aware ■ Risk Mitigation	■ Dynamic Risk ■ Dynamic Return	■ Glide Path Design ■ Customized Retirement Strategies	■ Efficient Inflation Protection ■ Active Management	■ Custom Indexes ■ Smart Trading
New Products:	■ Alternatives ■ Strategic Equities ■ Dynamic Asset Allocation	■ Overlay Management ■ Volatility Management ■ Dynamic All Market	■ Lifetime Income ■ UK CRS ■ Retirement Bridge	■ Real Asset Portfolio ■ Inflation Suite	■ Volatility Overlay ■ Covered Calls ■ Japan Structured Growth
AUM	$60B*	$14B	$26B	$2B	$35B

As of September 30, 2012
*Excluding DAA assets
AUM totals do not match totals on slides 6 and 7 due to re-classifications for business purposes.

Our Bernstein Fully Diversified Investment Solution

Private Client


US Strategic Equities
Non-US Stocks
DAA
Real Asset
Bond Inflation
Bonds
RIC
Alternatives

2012: A multi-style, all-cap portfolio that seeks reliable premiums in broad range of markets

2010: Dynamic Asset Allocation adjusts market exposures due to changing risk conditions

2011: Appropriate for clients who are vulnerable to spikes in inflation and need to maintain purchasing power

2012: Registered Investment Company (RIC) offers alternatives to broader client base

2011: Multi-manager fund of funds seeks to improve investment outcomes for most clients

Increasing Availability of Alternatives with RIC

Benefits of a Registered Investment Company

- Diversified exposure to multiple hedge funds and strategies
- Consistency in our advice across our client base
  - Potential to improve outcomes and appropriate for most clients
- Customized allocation integrated with client's traditional portfolio and aligned with objectives and risk tolerance
- Consolidated client communications and 1099 tax reporting
- Launched in 3Q12 with positive client response

Diversified by Strategy Across Different Managers


Emerging Markets (2 funds)
8%
Global Macro (2 funds)
8%
Long / Short Equity (8 funds)
35%
Event Driven (8 funds)
26%
Credit / Distressed (6 funds)
23%

Strategic Equities: Harnessing More Best Ideas

Private Client



Stand-Alone Services
Strategic Value
Strategic Growth
SMID Value
Active Low Volatility
Select Equity
SMID Growth



Strategic Equities: Multi Cap and Multi Style
Style
Value
Growth
Stability
Capitalization
Large Cap
Small / Mid Cap

	Stand-Alone Services	Strategic Equities: Multi Cap and Multi Style
# of Stocks	200 – 250 names, plus SMID	90 – 110 names, plus SMID
Portfolio Construction	Within individual portfolios	Across portfolio; tilts towards most attractive components
Risk Management	No overlap management	Adjustments for factor and individual stock concentrations
Tax Management	None, except SV/SG	Across portfolio
Target Client	Single Service Buyer	Solution Client

US Strategic Equities Is a High-Conviction Portfolio

Private Client

- The portfolio is concentrated in our highest conviction ideas

Weight of Top 30 Holdings*



25.0%
47.3%
Weight in S&P 500
Weight in Strategic Equities

- Top 10 holdings have research support from different teams

Strategic Equities: Top 30 Holdings*

Holding	Value	Growth	Stability
Apple		G	S
Pfizer	V		S
AstraZeneca	V		
Wells Fargo	V		S
Altria	V		S
Citigroup	V		
IBM			S
Schlumberger		G	
WellPoint	V		
Google		G	S
PhillipMorris Int'l		G	S
Disney		G	S
Visa		G	S
Kroger	V		S
BP	V		
Time Warner Cable	V		S
Emerson Electric		G	
ExxonMobil			S
Precision Castparts		G	
Johnson & Johnson			S
Biogen		G	
Gilead	V		
Hewlett-Packard	V		
Danaher		G	
Viacom	V		
Cisco	V		S
McKesson		G	
Home Depot			S
US Bancorp			S
UnitedHealth Group		G	

Advocated by: Value (V) Growth (G) Stability (S)

*Based on a target Bernstein US Strategic Equities account (excludes SMID holdings); individual accounts may vary.
Source: FactSet, Standard & Poor's and AllianceBernstein; As of September 30, 2012

DAA Seeks to Provide More Consistent Returns

Dynamic Asset Allocation seeks to
- Reduce short-term risk
- Mitigate extreme outcomes
- Maintain similar long-term returns


The Desired Experience
Less Volatility
Frequency
Low
Returns
High

DAA At Work: Responding to Changing Market Environments

Dynamic Asset Allocation



Adjustments to 60/40 Weight*
Global Stock Index** (right)
Overweight
Underweight
Equity Allocation Adjustment (%)
Global Stocks (Index = 100)
20
10
0
(10)
(20)
120
110
100
90
80
Apr 10
Jul 10
Oct 10
Jan 11
Apr 11
Jul 11
Oct 11
Jan 12
Apr 12
Jul 12
2Q10: Greek debt crisis escalates
3Q10: EU and IMF agree to Greek loan package
1Q11: Japanese earthquake and Middle East unrest disrupt markets, but do not cause sustained, systemic stress
3Q11: EU debt crisis spreads to Italy and Spain
4Q11: US growth better than expected; equity valuations attractive
2Q12: Renewed Greek uncertainty; slowing global growth
3Q12: Global policy actions help remove tail risks

*Adjustments for actual long-term 60% stock/40% bond portfolios from April 1, 2010, through September 30, 2012
**Represented by the MSCI All Country World Index
Based on Bernstein US Private Client construction
Source: MSCI and AllianceBernstein; see Disclosures and Important Information.

Impact of Volatility Management Through DAA

Dynamic Asset Allocation

Impact of Volatility Management Since Inception*

- Volatility Reduction: 11%
- Return Impact: -0.2%



The Desired Experience
Without Volatility Management
Frequency
Performance Benefit
Q2 2010: 120 bps
Q3 2011: 218 bps
Less Volatility
Performance Cost
Q3 2010: –113 bps
Q4 2011: –166 bps
Low
Returns
High

As of September 30, 2012

*Relative performance based on a tax aware 60/40 stock/bond investor; Inception date of DAA was April 1, 2010

Sizing the DC Market Opportunity

- The Pension Protection Act of 2006 (PPA) provides DC Plan sponsors incentives* to auto- enroll workers, and legal protections** for the Qualified Default Investment Alternative (QDIA), such as a target-date fund

- The US DC asset growth opportunity is with QDIAs, expected to total $3.4T by 2020 – *which is larger than the entire 401k market as of 2010*

% of US DC Plans Auto-Enrolling New Employees



14
19
34
51
63
2003
2005
2007
2009
2011E

US Defined Contribution Asset Growth, 2010-2020E

	QDIA	*Other*	*Total*
2010	*0.5*	*2.7*	*3.2*
2020E	*3.4*	*2.8*	*6.2*
Change ($T)	*2.9*	*0.1*	*3.0*



$6.2T
$3.2T
Other Strategies
$3.4T
Target-Date Funds, and other QDIAs
2010
2015E
2020E

*Exemptions from non-discrimination testing.
**Safe harbor protections against litigation stemming from investment losses of participants placed in a QDIA, which includes premixed portfolios (target-date, target-risk) and managed accounts.
Source: AON Hewitt How Well Are Employees Saving and Investing in Defined Contribution Plans? 2011 Report, Cerulli, Department of Labor, and AllianceBernstein


Expert Investment Design
Flexible (Open Architecture) Platform
Complete Implementation and Servicing


$16.4
$14.6
$8.6
$6.9
$3.7
2008
2009
2010
2011
YTD '12

Long-Term Trends Support Real Asset Exposure


Developed World Deleveraging
Emerging World Urbanization
Accommodative Monetary Policy
Liquidity
Excess Money and Credit Growth
Economic Headwinds
Stagflationary Pressures
Currency Weakness
Accommodative Fiscal Policy
Inflationary Pressures
Overheating Economy
Rising Import/ Commodity Prices
High Commodity Prices
Rising Commodity Demand/Prices

Some Assets Benefit from Inflationary Pressures



Inflation Sensitivity
Beta to Change in Global Inflation Rate,* 1970-2011
Profit from Inflation Rise
Protect from Inflation Rise
Hurt by Inflation Rise
1.0
(2.2)
Nominal Bonds**
(2.0)
Diversified Stocks
-1.5
Real Estate Stocks
0.8
Inflation-Linked Bonds**
3.0
Natural Resource Stocks
7.1
Commodity Futures
11.5
Gold

*Total-return beta to one-year inflation rate change in multivariate regression including lagged inflation rate. Global Inflation is measured by OECD Total CPI, All Items.
**Inflation Beta for Nominal Bonds and Inflation-Linked Bonds calculated versus changes in US inflation rate (US CPI-U NSA).
Nominal Bonds represented Global Financial Data US 10-year Government Bond Index through 1992 and by Barclays US Treasury 7-10yr Index thereafter. Inflation-Linked Bonds calculated from synthetic AllianceBernstein real yields (estimated from actual inflation and nominal yield curve variables) through 1997 and by Barclays TIPS All Index thereafter. Diversified Stocks represented by MSCI World Index. Remaining stock data sourced from the Kenneth R. French Data Library except where noted. Real Estate Stocks sourced from the Kenneth R. French Data Library prior to 1972, represented by NAREIT Equity REIT Index from 1972-1989 and by FTSE EPRA/NAREIT Developed Index thereafter. Natural Resource Stocks represented by equally weighted Energy and Mining equity sector returns (rebalanced monthly) sourced from Kenneth R. French Data Library prior to 1988 and HSBC Global Mining Index / HSBC Global Energy Index from 1989-1998; represented by the MSCI ACWI Commodity Producers Index thereafter. Commodity futures represented by S&P GSCI through 1991 and by DJ-UBS Commodity Index thereafter. Gold represented by Bloomberg spot price. Source: OECD, Kenneth R. French, FTSE, S&P, HSBC, Dow Jones, Bloomberg, Global Financial Data, Barclays and AllianceBernstein

Real Assets Complement Investors' Allocations

- Our research suggests that a 5-15% allocation of total portfolio for moderate risk investors is sufficient, sourced from higher risk/return assets (e.g., equities or directional alternatives)
- Additional allocations to "Real Bonds" recommended to be sourced from fixed income exposure

Allocation Approaches



Stocks
10% Real Assets Sourced from Equity Allocation
Diversified Stocks
Real Assets
Bonds
Traditional
Diversified Stocks
Real Assets
Alternatives
Bonds
Core-Satellite
Alternatives
5%–15% Real Assets Sourced from Alternatives Allocation

AB Index Strategies: Customized Index Solutions

Index

- **A client centric approach**:
  A focus on delivering customized solutions to meet client needs
- **Benefiting from smaller size**:
  Flexibility in implementing trading strategies designed to minimize costs
- **And "best in class" trading infrastructure**:
  Significant trading and operations expertise in dealing in emerging markets



Investment Objectives
Risk Profile
Employee Characteristics
Global Equity Universe
Client Consultation
AllianceBernstein Custom Index Team
Design, Construction and Simulations
Custom Index Solution

Our philosophy: Best in class client service, implementation and trading

Custom Indices: Flexible Solutions Incorporating Multiple Factors

Universe	Weighting	Factor Exposures	Beta Exposures
Country / Regions	Capitalization weighting	Fundamental ratios	Dynamic Asset Allocation
Sectors	Value weighting	Factor exposures	Volatility triggers
Capitalization	Risk weighting	Dividends	Derivative overlays
Socially Responsible Investing / Environmental Social Governance Screens	Other	Style	CPPI
Other		Other	Other

Custom Index Portfolio

Less Customization ← → **More Customization**

Summary: AB Offers a Differentiated Approach to Asset Allocation

- AllianceBernstein has unique Asset Allocation capabilities
- Our tools address the two key investment issues:
  - The Destination or Long Term Goal (Strategic Allocation)
  - And the Path or Short-Term Risk Management (Dynamic Allocation)
- We use these tools to inform a suite of innovative and compelling products

AllianceBernstein